Exhibit 99.1

FORM OF INSTRUCTIONS

AS TO USE OF

RUTH’S HOSPITALITY GROUP, INC.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT OR YOUR BANK, BROKER OR NOMINEE

AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Ruth’s Hospitality Group, Inc., a Delaware corporation (“Ruth’s”), made by Ruth’s to the holders of record (the “Recordholders”) of its common stock, par value $0.01 per share (the “Common Stock”), as described in the Ruth’s prospectus supplement dated January 21, 2010 (the “Prospectus Supplement”). Recordholders of Common Stock as of 5:00 p.m., New York City time, on January 20, 2010 (the “Record Date”) have received transferable subscription rights (the “Rights”) to subscribe for and purchase shares of Common Stock. An aggregate of approximately 14,000,000 shares of Common Stock are being offered for purchase in the Rights Offering. Each Recordholder will receive one Right for each share of Common Stock owned of record as of 5:00 p.m., New York City time, on the Record Date.

Each Right entitles the Recordholder to purchase 0.579232 shares of Common Stock (the “Subscription Privilege”) at the cash price of $2.50 per share (the “Subscription Price”) and consists of a basic subscription right and an oversubscription right. The basic subscription right entitles the Recordholder to purchase 0.579232 shares of Common Stock at the Subscription Price for each Right held. If the Recordholder exercises the basic subscription right in full, the oversubscription right entitles the Recordholder to purchase, at the Subscription Price, additional shares of Common Stock that are offered to but not purchased by other Recordholders. If the Recordholder elects to exercise its oversubscription right, such Recordholder must do so concurrently with the exercise of the basic subscription right; provided that Ruth’s may, but will not be obligated to, sell any shares of Common Stock pursuant to the exercise of an oversubscription right to the extent Ruth’s raises more than $25.0 million in gross proceeds through the exercise of basic subscription rights and, if applicable, the exercise of oversubscription rights. If the underlying shares that are not subscribed for through the basic subscription right (the “Excess Shares”) are not sufficient to satisfy all subscriptions pursuant to the oversubscription right, the Excess Shares will be allocated pro rata among those Recordholders exercising the oversubscription right in proportion to the number of shares of Common Stock purchased by such Recordholders pursuant to their basic subscription rights. If there is a pro rata allocation of the Excess Shares and a Recordholder would otherwise receive an allocation of a greater number of shares than such Recordholder subscribed for under the oversubscription right, then such Recordholder will be allocated only the number of shares of Common Stock for which such Recordholder subscribed.

No fractional shares of Common Stock will be issued upon exercise of the Rights and no cash in lieu thereof will be paid. Instead, fractional shares of Common Stock will be rounded down to the nearest whole share. Nominee holders of Common Stock that hold, on the Record Date, shares for the account of more than one beneficial owner may exercise the number of Rights to which all such beneficial owners in the aggregate would otherwise have been entitled if they had been direct record holders of Common Stock on the Record Date, provided such nominee holder provides an appropriate “Nominee Holder Certification Form” to the Subscription Agent with respect to each exercise.

The Rights will expire, if not exercised, at 5:00 p.m., New York City time, on February 9, 2010, unless extended in the sole discretion of Ruth’s (as it may be extended, the “Expiration Date”), as described in the Prospectus Supplement. After the Expiration Date, unexercised Rights will be null and void. Ruth’s will not be obligated to honor any purported exercise of Rights received by American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) after 5:00 p.m., New York City time, on the Expiration Date, regardless of when the documents relating to such exercise were sent, except pursuant to the Guaranteed Delivery Procedures described below. Ruth’s may extend the Expiration Date by giving oral or written notice to the Subscription Agent on or before the Expiration Date, followed by a press release no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Ruth’s may also amend or cancel the

Rights Offering at any time prior to the Expiration Date. The Common Stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “RUTH.” The Rights are transferable, and are listed on NASDAQ under the symbol “RUTHR.” The Rights will be evidenced by Rights certificates (the “Rights Certificates”), which will be transferable until the close of business on the last NASDAQ trading day preceding the Expiration Date, at which time they will cease to have value for trading purposes.

The number of Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided, in accordance with these instructions and the terms set forth in the Prospectus Supplement.

YOUR RIGHTS CERTIFICATES, OR NOTICE OF GUARANTEED DELIVERY, AND SUBSCRIPTION PRICE PAYMENT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED EXCEPT AS PROVIDED IN THE PROSPECTUS SUPPLEMENT. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT ANY VALUE.

1.    Method of Subscription — Exercise of Rights.

To exercise Rights, complete your Rights Certificate evidencing such Rights and send your properly completed and executed Rights Certificate with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each share of Common Stock subscribed for pursuant to the Subscription Privilege, to the Subscription Agent, by 5:00 p.m., New York City time, on the Expiration Date. Payment of the Subscription Price will be held in a segregated bank account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of shares of Common Stock being subscribed for (a) by uncertified check payable to American Stock Transfer & Trust Company, LLC, acting as subscription agent for Ruth’s Chris, (b) by certified or cashier’s check or bank draft drawn upon a U.S. bank payable to American Stock Transfer & Trust Company, LLC, acting as subscription agent for Ruth’s Chris, (c) by U.S. postal money order payable to American Stock Transfer & Trust Company, LLC, acting as subscription agent for Ruth’s Chris, or (d) by wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, acting as subscription agent for Ruth’s Chris, for purposes of accepting subscriptions in the Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA No. 021000021, Account No. 957-341288 (the “Subscription Account”) Attention: American Stock Transfer Ruth’s Hospitality Group, Inc. with reference to the Rights holder’s name. Any uncertified personal check used to pay the subscription price in the rights offering must clear prior to the Expiration Date, and the clearing process may require five or more business days. Any wire transfer should clearly indicate the identity of the subscriber who is paying the Subscription Price by wire transfer and the Rights Certificate number. Additionally for wire transfers, send your Rights Certificate via overnight courier to be delivered on the next business day following the day of the wire transfer to the Subscription Agent. Payments will be deemed to have been received upon (i) clearance of any uncertified check deposited by the subscription agent, (ii) receipt by the Subscription Agent of a certified or cashier’s check or bank draft drawn upon a U.S. bank or any U.S. postal money order payable to the Subscription Agent, or (iii) receipt of a wire transfer of funds in the Subscription Account designated above. You are responsible for any wire transfer fees.

The Rights Certificate and payment of the Subscription Price (other than wire transfers), or, if applicable, the Notice of Guaranteed Delivery (as defined below) must be delivered to the Subscription Agent by one of the methods described below:

If delivering by mail, hand or courier:

American Stock Transfer & Trust Company, LLC

Attn: Reorganization Administration

6201 15th Avenue

Brooklyn, New York 11219

By Facsimile Transmission:

(718) 234-5001

Telephone Number for Confirmation:

(877) 248-6417

(718) 921-8317

Telephone Number for Information:

(800) 676-0281

Information Agent, Georgeson Inc.

Delivery to an address or by a method other than those above does not constitute valid delivery.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the “Notice of Guaranteed Delivery”), from an “Eligible Guarantor Institution,” (unless your Rights Certificate provides that shares are to be delivered to you as record holder of those Rights, or you are an Eligible Guarantor Institution) as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the U.S., subject to standards and procedures adopted by the Subscription Agent (each, an “Eligible Institution”), to be received by the Subscription Agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by the Rights Certificate held by you, the number of shares of Common Stock being subscribed for pursuant to the Subscription Privilege and that you will guarantee the delivery to the Subscription Agent of any properly completed and executed Rights Certificate evidencing such Rights within three (3) business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Rights Certificate evidencing the Rights being exercised, with any signatures required to be guaranteed so guaranteed, must be received by the Subscription Agent within three (3) business days following the date of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Rights Certificates at the address set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (Facsimile No. (718) 234-5001). Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address set forth above, or by calling Georgeson Inc., the Information Agent, at (800) 676-0281.

If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of Common Stock subscribed for, or if no number of shares of Common Stock to be purchased is specified, then you will be deemed to have exercised the Subscription Privilege to purchase shares of Common Stock to the full extent of the payment tendered.

If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of shares of Common Stock for which you have indicated an intention to subscribe, then any remaining amount shall be returned to you by mail without interest or deduction as soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected.

2.     Issuance of Common Stock.

After you exercise your Rights and deliver payment along with your Rights Certificates to the Subscription Agent, the Subscription Agent will, as soon as practicable after the Expiration Date, arrange for issuance through the Depository Trust Company (“DTC”) to each exercising Rights holder the shares of Common Stock purchased pursuant to the Subscription Privilege. If you are not a DTC participant, all shares that you purchase in the Rights Offering will be issued in book-entry, or uncertificated, form. When issued, the shares will be registered in the name of the subscription rights holder of record. See the section of the Prospectus Supplement entitled “The Rights Offering.”

3.    Sale or Transfer of Rights.

(a) Sale of Rights Through a Commercial Bank or Broker. To sell Rights evidenced by a Rights Certificate through your commercial bank or broker, sign Form 2 of your Rights Certificate leaving the rest of the Form blank (your broker will add the buyer’s name later). You must have your signature on Form 2 guaranteed in Form 5 by an Eligible Institution and deliver your Rights Certificate and the accompanying envelope to your commercial bank or broker. Your Rights Certificate should be delivered to your commercial bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Rights Certificate as the absolute owner of all of the Rights evidenced by such Rights Certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your commercial bank or broker cannot issue Rights Certificates, if you wish to sell less than all of the Rights evidenced by a Rights Certificate, either you or your commercial bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your commercial bank or broker must first have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Section 4 of these instructions. The Rights Certificates evidencing the number of Rights you intend to sell can then be transferred by your commercial bank or broker in accordance with the instructions in this Section 3(a).

(b) Transfer of Rights to a Designated Transferee. To transfer your Rights to a transferee other than a commercial bank or broker, you must complete Form 2 in its entirety, execute the Rights Certificate and have your signature guaranteed in Form 5 by an Eligible Institution. A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred Rights Certificate, the new holder should deliver the Rights Certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue Rights Certificates, if you wish to transfer less than all of the Rights evidenced by your Rights Certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not transferred, or you must divide your Rights Certificate into Rights Certificates of appropriate smaller denominations by following the instructions in Section 4 below. The Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Section 3(b).

(c) Rights holders wishing to transfer a portion of their Rights (or all of their Rights in separate portions) should allow a sufficient amount of time prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Rights Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by such new Rights Certificates to be exercised or sold by the recipients thereof. The Subscription Agent will facilitate transfers of Rights Certificates only until 5:00 p.m., New York City time, on February 4, 2010, the third business day before the Expiration Date.

(d) Neither Ruth’s nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Rights Certificates or any other required documents are not received in time for exercise or sale prior to the Expiration Date.

(e) Electronic Transfer. In addition to the methods outlined above, your commercial bank or broker may permit you to effect transfers through an Internet website that it maintains and through which you may access your account.

(f) Commissions, Fees and Expenses. Ruth’s will pay all fees charged by the Subscription Agent, other than fees associated with the sale or transfer of Rights, and the fees charged by the Information Agent. You are responsible for paying any other commissions, fees, taxes or other expenses incurred in connection with the exercise of the Rights. Neither we nor the Subscription Agent nor the Information Agent will pay such expenses. Ruth’s has agreed to indemnify the Subscription Agent from certain liabilities that it may incur in connection with the Rights Offering.

4.    Division of Rights Certificate into Smaller Denominations.

To have a Rights Certificate divided into smaller denominations, send your Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a commercial bank or broker to effect such actions on your behalf. The Subscription Agent will facilitate subdivisions of Rights Certificates only until 5:00 p.m., New York City time, on February 4, 2010, three business days prior to the Expiration Date. Your signature must be guaranteed in Form 5 by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Rights Certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration Date. Neither Ruth’s nor the Subscription Agent nor the Information Agent will be liable to either a transferor or transferee for any such delays.

5.    Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Subscription Agent, in its discretion, dispenses with proof of authority.

(c) Signature Guarantees. Your signature must be guaranteed in Form 5 by an Eligible Institution, unless you are an Eligible Institution or your Rights Certificate provides that shares are to be delivered to you as record holder of those Rights.

6.    Method of Delivery.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If sent by mail, it is recommended that such certificates and payments be sent by overnight courier or by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date.

7.    Special Provisions Relating to the Delivery of Rights Through the Depository Trust Company.

In the case of Rights that are held of record through DTC, exercises of the Subscription Privilege may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of Rights exercised and the number of shares of Common Stock thereby subscribed for pursuant to the Subscription Privilege by each beneficial owner of Rights on whose behalf such nominee is acting, and payment of your Subscription Price for each share of Common Stock subscribed for pursuant to the Subscription Privilege.

Exhibit A

NOTICE OF GUARANTEED DELIVERY

FOR

SUBSCRIPTION RIGHTS CERTIFICATES

ISSUED BY

RUTH’S HOSPITALITY GROUP, INC.

This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”), as described in the prospectus supplement dated January 21, 2010 (the “Prospectus Supplement”) of Ruth’s Hospitality Group, Inc., a Delaware corporation (“Ruth’s”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., New York City time, on February 9, 2010, unless such time is extended by Ruth’s as described in the Prospectus Supplement (as it may be extended, the “Expiration Date”). Such form must be delivered by hand or sent by facsimile transmission, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

Payment of the subscription price of $2.50 per share (the “Subscription Price”) of Ruth’s common stock, par value $0.01 per share (“Common Stock”) subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus Supplement entitled “The Rights Offering — Payment Method” at or prior to 5:00 p.m., New York City time, on the Expiration Date even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

The Subscription Agent is American Stock Transfer & Trust Company, LLC.

If delivering by mail, hand or courier:

American Stock Transfer & Trust Company, LLC

Attn: Reorganization Administration

6201 15th Avenue

Brooklyn, New York 11219

By Facsimile Transmission

(718) 234-5001

Telephone Number for Confirmation:

(877) 248-6417

(718) 921-8317

If you have any questions or require additional copies of relevant documents, please contact the information agent, Georgeson Inc., at (800) 676-0281.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. Deliveries to Ruth’s, the Dealer Manager or the Information Agent will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, delivery to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing                      Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise his/her/its basic subscription right(s) to subscribe for              share(s) of Common Stock and his/her/its oversubscription right(s) to subscribe for an additional              share(s) of Common Stock.

The undersigned understands that payment of the Subscription Price for each share of Common Stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $             either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith

or

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Bank draft (cashier’s check)

☐	U.S. Postal Money Order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

Rights Certificate No(s) (if available)

Name(s) of record holder(s) of Rights Certificate

Address(es)

Telephone number(s), including area code

Signature(s) of record holder(s) or authorized signatory/signatories

Date

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number, including area code

GUARANTEE OF DELIVERY

(Not To Be Used for Rights Certificate Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within three (3) business days after the date hereof. Failure to do so could result in a financial loss to such institution.